UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2012

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2012, Transocean Ltd. (the “Company”) and Gregory L. Cauthen, Executive Vice President and Interim Chief Financial Officer, entered into an amendment (the “Amendment”) to Mr. Cauthen’s employment agreement (the “Employment Agreement”) to extend the term of his employment to December 31, 2012.  The Amendment provides that following the termination of his employment, Mr. Cauthen will receive a single lump-sum cash bonus equal to 80% of the base salary actually paid to him during the term of his employment, rather than 80% of the base salary for the term of employment under the original Employment Agreement, which was calculated to be $256,000. In addition, Mr. Cauthen will receive a one-time grant on July 1, 2012 of a number of employment-contingent deferred units under the Company’s Long-Term Incentive Program equal to $1,280,000 divided by the 30-trading day average share price of the Company’s shares as of June 30, 2012.  The number of deferred units actually earned will be determined on the earlier to occur of (i) December 31, 2012, (ii) the date of Mr. Cauthen’s termination of employment with the consent of the Company or (iii) the date of Mr. Cauthen’s termination due to death or disability.  The number of deferred units actually earned will be calculated by multiplying the number of deferred units granted to Mr. Cauthen by a fraction, the numerator of which is the number of calendar days of his employment during the period from July 1, 2012 to December 31, 2012 and the denominator of which is 184.  The earned deferred units will become payable and settled in three equal installments July 1, 2013, July 1, 2014 and July 1, 2015.

The foregoing descriptions of the Employment Agreement and Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Employment Agreement and Amendment, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Agreement with Gregory L. Cauthen (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on (Commission File No. 000-53533) filed on January 10, 2012)

10.2	First Amendment to Agreement with Gregory L. Cauthen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: July 2, 2012	By	/s/ Eric J. Christ
Eric J. Christ
Authorized Person

Index to Exhibits

Exhibit Number	Description of Exhibit

10.1	Agreement with Gregory L. Cauthen (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on (Commission File No. 000-53533) filed on January 10, 2012)

10.2	First Amendment to Agreement with Gregory L. Cauthen